Exhibit 10.01

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

        THIS SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of August 13, 2008, is by and among GE BUSINESS FINANCIAL SERVICES INC., formerly known as Merrill Lynch Business Financial Services Inc., in its capacity as successor Administrative Agent and as a Lender under the Credit Agreement (as defined below) (“Agent”), DERMA SCIENCES, INC., a Pennsylvania corporation, DERMA FIRST AID PRODUCTS, INC., a Pennsylvania corporation, SUNSHINE PRODUCTS, INC., a Missouri corporation and any additional Borrower that may hereafter be added to this Agreement (each individually as a “Borrower” and collectively as “Borrowers”).

        WHEREAS, Borrower and Agent (in its capacity as Administrative Agent and as a Lender thereunder) are parties to that certain Credit and Security Agreement, dated as of November 8, 2007 (the “Credit Agreement”);

        WHEREAS, Borrower and Agent entered into that certain First Amendment to Credit and Security Agreement on March 28, 2008;

        WHEREAS, Borrower and Agent have agreed to amend certain provisions of the Credit Agreement;

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1.               Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement, as amended.

    2.        Amendments to Credit Agreement.

a. Section 1.1 — Borrowing Base Definition. The definition of “Borrowing Base” is amended by adding the following to the end of subsection (v):

“including, without limitation, a reserve in the amount of $1,500,000 as minimum excess availability.”

b. Section 1.1 – Base Rate Margin Definition. The definition of “Base Rate Margin” is amended by adding the following to the end of the definition:

“; provided that as long as the Cash Collateral Account maintains a balance of at least $2,000,000 and is subject to a fully executed and effective Deposit Account Control Agreement in form and substance acceptable to Administrative Agent, then the Base Rate Margin solely with respect to $2,000,000 of the Term Loan shall be 2.25%.”

c. Additional Definitions. The following are added in alphabetical order as new definitions in Section 1.1:

“Cash Collateral Account” shall mean that certain account established with a banking institution acceptable to Administrative Agent into which Borrower has deposited $2,000,000 as additional Collateral for the Obligations and which account is subject to a Deposit Account Control Agreement in a form acceptable to Administrative Agent in its sole discretion.”

d. Section 2.11 – Collections and Lockbox Account. Section 2.11 is amended by adding the following to the end of the Section as a new subsection (j) and subsection (k):

“(j) Derma Sciences Canada, Inc. shall enter into an acceptable form of Deposit Account Control Agreement for the benefit of Administrative Agent on or before October 13, 2008 and failure to do so shall result in an Event of Default hereunder.

(k) Borrower shall establish the Cash Collateral Account on or before August 27, 2008, which Cash Collateral Account is subject to a Deposit Account Control Agreement acceptable to Administrative Agent.”

    e.        Section 4.6. Section 4.6 is amended by adding the following as subsection (d) to the second sentence: “and (d) up to $1,250,000 for the purchase of the worldwide rights to license, sell and distribute Medihoney TM from Comvita.”

f. Section 6.1Additional Defined Terms.

(1) The definition of EBITDA is deleted and replaced with the following:

““EBITDA””has the meaning provided in the Compliance Certificate, provided, however that for purposes of the calculation of EBITDA solely from July 1, 2008 through June 30, 2009, EBITDA shall be deemed to include $1,450,000, and EBITDA for such period shall be calculated on a cumulative basis starting July 1, 2008. For clarity, EBITDA shall be calculated on a quarterly basis for calendar quarters ending September 30, 2009 and December 31, 2009. After December 31, 2009, EBITDA shall be calculated on a trailing 12-month basis.”

(2) The definition of Senior Leverage Ratio is deleted and replaced with the following:

“Senior Leverage Ratio” means the ratio of (a) Senior Debt, to (b) EBITDA, based upon EBITDA calculated on a cumulative, annualized basis, beginning July 1, 2008 and based upon the trailing twelve (12) months as of June 30, 2009. For each quarter ending September 30, 2009 and December 31, 2009, EBITDA shall be based solely upon annualized EBITDA for such quarter, and thereafter, EBITDA shall be based upon the rolling twelve (12) months.”

(3) The definition of Total Leverage Ratio is deleted and replaced with the following:

“Total Leverage Ratio” means the ratio of (a) Total Debt to (b) EBITDA, based upon EBITDA calculated on a cumulative, annualized basis, beginning July 1, 2008 and based upon the trailing twelve (12) months as of June 30, 2009. For each quarter ending September 30, 2009 and December 31, 2009, EBITDA shall be based solely upon annualized EBITDA for such quarter, and thereafter, EBITDA shall be based upon the rolling twelve (12) months.”

g.	Section 6.2 Minimum EBITDA. Section 6.2 is amended by deleting Section 6.2 and replacing it with the following:

“Section 6.2 Minimum EBITDA. Borrower will not permit the EBITDA for the calendar quarter ending on the date set forth below to be less than amount set forth below for such calendar quarter:

Period	Minimum EBITDA
For the calendar quarter ending
September 30, 2008 (based upon cumulative
EBITDA)	$1,578,462

For the calendar quarter ending
December 31, 2008 (based upon cumulative
EBITDA)	$2,050,993

For the calendar quarter ending
March 31, 2009 (based upon cumulative
EBITDA)	$2,026,198

For the calendar quarter ending
June 30, 2009 (based upon cumulative
EBITDA)	$2,678,548

For the three-month period beginning
July 1, 2009 through September 30, 2009	$1,020,414

For the three-month period beginning
October 1, 2009 through December 31, 2009	$961,459"

h. Section 6.3 Fixed Charge Coverage Ratio. Section 6.3 is amended by deleting Section 6.3 and replacing it with the following:

“Section 6.3 Fixed Charge Coverage Ratio. Borrowers will not permit the Fixed Charge Coverage Ratio for any period set forth below to be less than the ratio set forth below for such period:

Period	Ratio
For the calendar quarter ending
September 30, 2008 (based upon cumulative
annualized EBITDA)	2.49 to 1.00

For the calendar quarter ending
December 31, 2008 (based upon cumulative
annualized EBITDA)	1.59 to 1.00

For the calendar quarter ending
March 31, 2009 (based upon cumulative
annualized EBITDA)	1.01 to 1.00

For the calendar quarter ending
June 30, 2009 (based upon cumulative
annualized EBITDA)	0.83 to 1.00

For the three-month period beginning
July 1, 2009 through September 30, 2009
(based upon annualized EBITDA)	1.73 to 1.00

For the three-month period beginning
October 1, 2009 through December 31, 2009
(based upon annualized EBITDA)	1.55 to 1.00

As of the end of any given calendar quarter,
after January 1, 2010, as measured on
a trailing 12-month basis	1.20 to 1.00"

i. Section 6.4 Senior Leverage Ratio. Section 6.4 is amended by deleting Section 6.4 and replacing it with the following:

“Section 6.4 Senior Leverage Ratio. Borrowers shall not permit the Senior Leverage Ratio for any period set forth below to exceed the ratio set forth below for such period:

Period	Ratio
For the calendar quarter ending
September 30, 2008 (based upon cumulative
annualized EBITDA)	1.64 to 1.00

For the calendar quarter ending
December 31, 2008 (based upon cumulative
annualized EBITDA)	2.15 to 1.00

For the calendar quarter ending
March 31, 2009 (based upon cumulative

annualized EBITDA)	3.59 to 1.00

For the calendar quarter ending
June 30, 2009 (based upon cumulative
annualized EBITDA)	3.87 to 1.00

For the three-month period beginning
July 1, 2009 through September 30, 2009
(based upon annualized EBITDA)	2.39 to 1.00

For the three-month period beginning
October 1, 2009 through December 31, 2009
(based upon annualized EBITDA)	2.21 to 1.00

As of the end of any given calendar quarter,
after January 1, 2010, as measured on
a trailing 12-month basis	3.0 to 1.00"

j. Section 6.5 Total Leverage Ratio. Section 6.4 is amended by deleting Section 6.4 and replacing it with the following:

“Section 6.5 Total Leverage Ratio. Borrowers shall not permit the Total Leverage Ratio for any period set forth below to exceed the ratio set forth below for such period:

Period	Ratio
For the calendar quarter ending
September 30, 2008 (based upon cumulative
annualized EBITDA)	1.72 to 1.00

For the calendar quarter ending
December 31, 2008 (based upon cumulative
annualized EBITDA)	2.27 to 1.00

For the calendar quarter ending
March 31, 2009 (based upon cumulative
annualized EBITDA)	3.78 to 1.00

For the calendar quarter ending
June 30, 2009 (based upon cumulative
annualized EBITDA)	3.87 to 1.00

For the three-month period beginning
July 1, 2009 through September 30, 2009
(based upon annualized EBITDA)	2.39 to 1.00

For the three-month period beginning

October 1, 2009 through December 31, 2009
(based upon annualized EBITDA)	2.21 to 1.00

As of the end of any given calendar quarter,
after January 1, 2010, as measured on
a trailing 12-month basis	4.0 to 1.00"

    3.        Representations and Warranties. Borrower represents and warrants to Agent as follows:

    a.        After giving effect to this Amendment, the representations and warranties set forth in each of the Financing Documents shall be true and correct in all respects on and as of the Effective Date (as defined below) with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.)

b. The execution, delivery and performance by Borrower of this Amendment are within Borrower’s powers, have been duly authorized and do not:

    i.        (A) contravene any of Borrower’s Organizational Documents, or (B) result in a default under any contractual restriction binding on or affecting Borrowers, or any law or governmental regulation binding on or affecting Borrower; or

ii. result in, or require the creation or imposition of, any Lien on any of Borrower’s properties.

    c.        This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally at law or by principles of equity).

d. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

    4.        Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”), subject to (a) the due authorization, execution and delivery of this Amendment by Borrower and Agent, and (b) Agent’s receipt of $25,000 as a fee for the execution and delivery of this Amendment. In addition, Borrowers shall be responsible for the payment of all reasonable fees incurred by Agent (including legal fees) incurred in connection with the preparation of this Amendment and in consideration of the modifications set forth herein. Borrower hereby authorizes Agent to deduct all of such fees from the proceeds of the next Revolving Loan.

    5.        Waiver. Pursuant to the terms of the Credit Agreement, Borrowers failed to comply with the provisions of Article 6 prior to June 30, 2008 (the “Default”). As a express condition to Agent waiving such Default, Borrowers agree as follows:

    a.        Without limiting in any manner any of the indemnification provisions set forth in the Credit Agreement, Borrowers hereby indemnify and agree to defend and hold harmless the Indemnitees from and against any liability, loss, cost, expense (including reasonable attorneys’ fees and expenses for both in-house and outside counsel), claim, damage, suit, action or proceeding ever suffered or incurred by Agent and Lenders or in which Agent and Lenders may ever be or become involved (whether as a party, witness or otherwise) arising out of, resulting from or in any way relating to the Default, which indemnification shall survive the payment in full of the Obligations and the termination of the Credit Agreement.

    b.        Each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all Credit Parties and Affiliates does hereby fully and completely release, acquit and forever discharge each Indemnitee of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Borrowers, any Credit Party or any Affiliate has against the Indemnitees (whether directly or indirectly). Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s decision to consent to the Default and has been relied upon by Agent in its consent to the Default hereunder.

    c.        Nothing in this Amendment shall be deemed to modify, amend or supplement anything contained in the Credit Agreement other than expressly amended hereunder, or be deemed to be a consent to any other action by Borrower, or waiver of any other default under the Credit Agreement, except as expressly and specifically stated herein.

    6.        Administrative Agent Consent. Administrative Agent hereby consents to Borrowers’ transfer of certain equipment owned by Borrowers with a net book value of no more than $200,000 to Mexico.

    7.               Documents to Remain in Effect; Confirmation of Obligations; References. The Financing Documents shall remain in full force and effect as originally executed and delivered by the parties, except as expressly modified and amended herein. Borrower hereby (a) confirms and reaffirms all of its respective obligations under the Financing Documents, as modified and amended herein; (b) acknowledge and agree that Agent, by entering into this Agreement, does not waive any existing or future Default or Event of Default under any of the Financing Documents, or any rights or remedies under any of the Financing Documents; (c) acknowledge and agree that Agent has not heretofore waived any Default or Event of Default under any of the Financing Documents, or any rights or remedies under any of the Financing Documents, other than as expressly provided for hereunder; and (d) acknowledge that they do not have any defense, set-off or counterclaim to the payment or performance of any of their respective obligations under the Financing Documents, as modified and amended herein. From and after the date hereof, this Amendment shall be deemed a Financing Document for all purposes of the Credit Agreement and the other Financing Documents and each reference to the Financing Documents shall be deemed to include this Amendment.

    8.        Counterparts; Integration. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version of an executed signature page shall bind the parties hereto. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. In the event of any irreconcilable inconsistency between this Amendment and any of the other Financing Documents, the terms of this Amendment shall control.

    9.        Governing Law. THIS AMENDMENT, AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARDING TO CONFLICTS OF LAWS PRINCIPLES.

[Remainder of page intentionally left blank; signature pages follow.]

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

BORROWER:

DERMA SCIENCES, INC.

By: ________________________________
Name: ________________________________
Title: ________________________________

DERMA FIRST AID PRODUCTS, INC.

By: ________________________________
Name: ________________________________
Title: ________________________________

SUNSHINE PRODUCTS, INC.

By: ________________________________
Name: ________________________________
Title: ________________________________

AGENT:

GE BUSINESS FINANCIAL SERVICES INC.
(formerly known as Merrill Lynch Business Financial Services Inc.), as Administrative Agent

By: ________________________________
Name: ________________________________
        Its Duly Authorized Signatory
Title: ________________________________

LENDER:

GE BUSINESS FINANCIAL SERVICES INC.
(formerly known as Merrill Lynch Business Financial Services Inc.), as a Lender

By: ________________________________
Name: ________________________________
        Its Duly Authorized Signatory
Title: ________________________________